KRANE SHARES TRUST

KraneShares CICC China 5G & Semiconductor Index ETF

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF

KraneShares Electrification Metals Strategy ETF

(each, a “Fund”)

Supplement dated August 27, 2024 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information as each may be supplemented or amended, for each Fund

This supplement provides new and additional information beyond that contained in each Fund’s currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information.

This supplement should be read in conjunction with each Fund’s Prospectus dated August 1, 2024, and Statement of Additional Information dated August 1, 2024, as each may be supplemented or amended for each Fund.

Upon the recommendation of Krane Funds Advisors, LLC, the adviser to each Fund, the Board of Trustees of KraneShares Trust (the “Trust”) has approved the liquidation and termination of each Fund, each a series of the Trust. Shares of each Fund will cease trading on the NYSE Arca, Inc. (“Exchange”) as of the close of regular trading on the Exchange on September 19, 2024 (“Closing Date”). Shareholders may sell their holdings in each Fund prior to the Closing Date. No Fund will accept purchase or redemption orders after the Closing Date.

From the Closing Date through September 27, 2024 (“Liquidation Date”), shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will be a market for each Fund’s shares during this period.

Prior to the Liquidation Date, no Fund should be expected to track its underlying index and it is expected that each Fund will convert its holdings to cash on or about August 28, 2024 in the relevant markets in which its holdings trade. In addition, as of August 28, 2024, Krane will waive its advisory fee for each Fund until the Liquidation Date. As a result, from the date of this sticker until the Liquidation Date, each Fund should be expected to depart from its stated investment objective and strategies as it converts most of its portfolio holdings to cash in preparation for the final distribution to shareholders.

On or before the Liquidation Date, each Fund will distribute the net asset value per share in cash, pro rata, to all shareholders who have not previously redeemed or sold their shares. As calculated and distributed on the Liquidation Date, each Fund’s net asset value will reflect certain costs of closing the Fund. These distributions are a taxable event for shareholders that are subject to federal income tax. In addition, these payments to shareholders may include accrued capital gains and dividends.

Once the distributions are complete, each Fund will terminate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.